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                                                                    EXHIBIT 23.3



                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS



    We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data" and "Experts" and to the use of our report dated January 15, 1999, in the Registration Statement (Form F-1 No. 333-72075) and related Prospectus of Town Pages Holdings plc for the registration of 2,645,000 of its ordinary shares.


                                              /s/ Ernst & Young


Reading, England



March 17, 1999